SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                OCTOBER 21, 2004
                                 Date of Report
                        (Date of earliest event reported)


                                SYNTHETECH, INC.
             (Exact name of registrant as specified in its charter)

           Oregon                   0-12992                   84-0845771
(State or other jurisdiction    (Commission File       (I.R.S. Employer
      of incorporation)              Number)                Identification No.)


              1290 Industrial Way, P.O. Box 646, Albany, OR 97321
              (Address of principal executive offices and zip code)

                                 (541) 967-6575
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 21, 2004, the Board of Directors of Synthetech, Inc. appointed Hans
C. Noetzli as a member of its Board of Directors. A copy of a press release dated October 26, 2004 announcing Mr. Noetzli's appointment is attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

EXHIBIT NO.       DESCRIPTION
99.1              Press Release dated October 26, 2004 of Synthetech, Inc.


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       October 26, 2004

                                                        By: /s/ M. Sreenivasan
                                                            --------------------
                                                                M.
                                                                Sreenivasan
                                                                President
                                                                and CEO

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                                SYNTHETECH, INC.

                                    FORM 8-K

                                INDEX TO EXHIBITS

EXHIBIT NO.       DESCRIPTION
99.1              Press Release dated October 26, 2004 of Synthetech, Inc.